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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                DECEMBER 14, 1998
                Date of Report (Date of Earliest Event Reported):

                             BILLING CONCEPTS CORP.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-28536                 74-2781950
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)        Identification No.)

   7411 JOHN SMITH DRIVE, SUITE 200
          SAN ANTONIO, TEXAS                                     78229
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(Address of principal executive offices)                       (Zip Code)


                                 (210) 949-7000
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              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS.

         On December 14, 1998, the Company and its wholly owned subsidiary, Concepts Acquisition Corp., a Delaware corporation ("CAC"), entered into a Plan of Merger and Acquisition Agreement (the "Acquisition Agreement") with Communications Software Consultants, Inc., a New York corporation ("CommSoft"), and Larry A. Davis, the sole stockholder of CommSoft. CommSoft, headquartered in Albany, New York, is a privately held, international software development and consulting firm specializing in the telecommunications industry. Under the terms of the Acquisition Agreement, the Company agreed to acquire all of the issued and outstanding shares of capital stock of CommSoft ("CommSoft Common Stock") in exchange for 2,482,759 shares of common stock, $.01 par value, of the Company ("Billing Common Stock"). In addition, the Company agreed to issue 10,000 shares of its common stock to Larry A. Davis in connection with the non-competition provisions of the Acquisition Agreement.

         The acquisition was consummated on December 18, 1998, pursuant to the terms of the Acquisition Agreement, upon (i) filing of Certificates of Merger with the Secretaries of State of the States of Delaware and New York, pursuant to which CommSoft merged with and into CAC and became a wholly owned subsidiary of the Company, and (ii) issuance by the Company of an aggregate of 2,492,759 shares of Billing Common Stock to Larry A. Davis. This amount of consideration paid by the Company for the CommSoft Common Stock was arrived at through negotiations between the Company, Larry A. Davis and CommSoft and was based on a variety of factors, including, but not limited to, earnings and revenue, the value of the goodwill and the nature of the software development and consulting industry. Of the 2,492,759 shares issued, 248,275 were deposited in an escrow account to satisfy certain indemnification obligations. The acquisition will be accounted for using the pooling of interests method of accounting. The Company has granted certain registration rights for the shares issued in connection with the acquisition. The Company entered into employment agreements with two principals of CommSoft in connection with this acquisition. In addition, the Company adopted the 1999 CommSoft Acquisition Stock Option Plan pursuant to which nonqualified stock options to purchase an aggregate of 173,153 shares of Billing Common Stock were granted to certain employees of CommSoft in replacement for options to purchase shares of CommSoft Common Stock held by such employees prior to the merger of CommSoft into CAC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

         Not applicable.

         (b)   Pro Forma Financial Information.

         Not applicable.

         (c)   Exhibit Index.

         Exhibit 2.1     Plan of Merger and Acquisition Agreement dated December
                         14, 1998, by and among Billing Concepts Corp.,
                         Concepts Acquisition Corp., Communications Software
                         Consultants, Inc. and Larry A. Davis (Exhibit 2.1 to
                         Current Report on Form 8-K dated December 23, 1998)

         Exhibit 10.1    1999 CommSoft Acquisition Stock Option Plan (Exhibit
                         10.1 to Current Report on Form 8-K dated December 23,
                         1998)

         Exhibit 10.2    Form of Option Agreement between Billing Concepts Corp.
                         and former employees of CommSoft under the 1999
                         CommSoft Acquisition Stock Option Plan (Exhibit 10.2
                         to Current Report on Form 8-K dated December 23, 1998)

         Exhibit 10.3 Employment Agreement dated December 18, 1998 by and between Billing Concepts Corp. and Larry A. Davis
                         (Exhibit 10.3 to Current Report on Form 8-K dated
                         December 23, 1998)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BILLING CONCEPTS CORP.

                                       (Registrant)

Date: February 15, 1999                By:      /s/ Parris H. Holmes, Jr.
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                                          Parris H. Holmes, Jr.
                                          Chairman of the Board
                                          and Chief Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT NUMBER
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Exhibit 2.1         Plan of Merger and Acquisition Agreement dated December 14,
                    1998, by and among Billing Concepts Corp., Concepts
                    Acquisition Corp., Communications Software Consultants, Inc.
                    and Larry A. Davis (Exhibit 2.1 to Current Report on Form
                    8-K dated December 23, 1998)

Exhibit 10.1        1999 CommSoft Acquisition Stock Option Plan (Exhibit 10.1 to
                    Current Report on Form 8-K dated December 23, 1998)

Exhibit 10.2 Form of Option Agreement between Billing Concepts Corp. and former employees of CommSoft under the 1999 CommSoft
                    Acquisition Stock Option Plan (Exhibit 10.2 to Current
                    Report on Form 8-K dated December 23, 1998)

Exhibit 10.3        Employment Agreement dated December 18, 1998 by and between
                    Billing Concepts Corp. and Larry A. Davis (Exhibit 10.3 to
                    Current Report on Form 8-K dated December 23, 1998)